Exhibit 10.1

SPORT-HALEY, INC.

2008 STOCK OPTION PLAN

1.             Purpose.  The purpose of this 2008 Stock Option Plan (the “Plan”) of Sport-Haley, Inc., a Colorado corporation (the “Company”), is to advance the interests of the Company and the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.  Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.             Definitions.

a.             “Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in Section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

b.             “Award” means any form of stock option granted or other award granted under the Plan, including Incentive Stock Options, Non-Qualified Stock Options and Stock Appreciation Rights (“SAR”).

c.             “Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement is subject to the terms and conditions of the Plan.

d.             “Board “ means the Board of Directors of the Company.

e.             “Change of Control” shall be deemed to have occurred upon any of the following events:

i.              any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate, (iv) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities (a “Person”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

ii.             the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

iii.            the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

iv.            the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

v.             individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of change in control under Section 409A of the Code as amended, and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Change in Control as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

f.              “Cause” means as defined in an Employee’s employment agreement, or if none, then cause means willful misconduct by the grantee or willful failure by the grantee to perform his or her responsibilities to the Company (including, without limitation, breach by the grantee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the grantee and the Company), as determined by the Company, which determination shall be conclusive.

g.             “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

h.             “Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, which is authorized to administer the Plan under Section 3 hereof, and shall be composed of only Non-Employee Directors.  The members of the Committee shall also meet the “independence” requirements of the Nasdaq Stock Market, Inc. or such other “independence” definition applicable to the Company’s reports to the Securities and Exchange Commission.  The number of persons who shall serve on the Committee shall be specified from time to time by the Board; however, in no event shall there be fewer than two members of the Committee.  The Committee will be composed in a manner such that the Plan will qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act.  If at any time the Committee has fewer than two members or the Committee otherwise ceases to exist, then the Plan shall be administered by the Board, and all references herein to the Committee shall refer to the Board.

i.              “Common Stock” means Common Stock of the Company, no par value per share.

j.              “Company” means Sport-Haley, Inc.

k.             “Consultant” means any individual who renders services directly to the Company or to the Company’s customers, any individual defined and designated from time to time by the Committee as a Consultant, or any individual from a group of individuals defined and designated from time to time by the Committee.

l.              “Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

m.            “Director” means a member of the Board.

n.             “Disability” means an inability to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent.  A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties.  Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s disability.  Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of disability under Section 409A of the Code, as amended, and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Disability as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

o.             “Effective Date” means the date that the Plan is approved by the shareholders of the Company.

p.             “Employee” means any employee of the Company or a Subsidiary, including any Subsidiary that become such after the Effective Date.

q.             “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

r.              “Fair Market Value” means, on any date, the average of the high and low sales prices of the Common Stock on the principal national securities exchange, which includes the National Association of Securities Dealers Automated Quotation System (“Nasdaq”) Global Market, Capital Market, or other market on which such Common Stock is listed or admitted to trading or if not traded on that date, then on the date last traded; or if such Common Stock is not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any other system of Nasdaq or such other market in which such prices are regularly quoted; or if there have been no published bid or asked quotations, the Committee shall, in good faith and in accordance with Section 422 of the Code, establish the method for determining the Fair Market Value of the Common Stock.

s.             “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

t.              “Non-Employee Director” means a member of the Board who is not, and who has not been during the last three fiscal years been, an employee or executive officer of the Company or any Subsidiary.

u.             “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

v.             “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Sections 7 and 8.

w.            “Participant” means any individual to whom an Award is granted under the Plan.

x.             “Plan” means this Plan, which shall be known as the “Sport-Haley, Inc. 2008 Stock Option Plan.”

y.             “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended, or any successor rule.

z.             “SAR” or “Stock Appreciation Right” means an Award granted as a Stock Appreciation Right under the Plan.  An SAR is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

aa.           “Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

bb.          “Stock” means the Common Stock, no par value per share, of the Company, subject to adjustments pursuant to Section 5.

cc.           “Subsidiary” means any corporation or other entity (other than the Company) in (i) which the Company has at least a 50 percent interest, either directly or indirectly or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body.

dd.          “Ten Percent Owner” means an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation.

3.             Administration.

a.             The Plan shall be administered by the Committee.  The Committee shall have the authority to:

i.              construe and interpret the terms and conditions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan;

ii.             promulgate, amend and rescind rules relating to the implementation of the Plan;

iii.            make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees, Directors, Consultants and other key persons who shall be granted Awards, the number of shares of Common Stock to be subject to each Award, the Award price, the vesting or duration of Awards, and the designation of Awards as Incentive Stock Options or Non-Qualified Stock Options;

iv.            accelerate at any time the exercisability or vesting of all or any portion of any Award; provided, however, subject to Section 11, the Committee shall not have any discretion to accelerate or waive any term or condition of an Award if such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code;

v.             determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

vi.            subject to the provisions of Sections 7. c. i. and 8. b. and e., extend at any time the period in which Stock Options may be exercised;

vii.           determine the disposition of Awards in the event of a Participant’s divorce or dissolution of marriage;

viii.          determine whether Awards will be granted alone or in combination or in tandem with other Awards; and

ix.            determine whether cash will be paid or Awards will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit; and

x.             approve in advance each particular Award to be granted hereunder in a manner which will cause the Award to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

b.             Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, or any Award Agreement; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Awards to, persons subject to the reporting or other provisions of Section 16 of the Exchange Act, or a Covered Employee.  Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

c.             The Committee may at any time, and from time to time amend or cancel any outstanding Award, but only with the consent of the person to whom the Award was granted.

4.             Eligibility.  Participants under the Plan will be such full or part-time officers and other

Employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.

a.             Any Employee is eligible to become a Participant in the Plan.  An Employee may receive Non-Qualified Stock Options or Incentive Stock Options.  Incentive Stock Options may only be granted to Employees of the Company or its parent or Subsidiary as defined in Sections 424(e) or (f) of the Code, as applicable, while each such entity is a “corporation” described in Section 7701(a)(3) of the Code and Treasury Regulation Section 1.421-1(i)(1).  No Incentive Stock Option shall be granted to a person in his capacity as a Employee of a Subsidiary if the Company has less than a 50% ownership interest in such Subsidiary.

b.             Directors who are not Employees of the Company or a Subsidiary are eligible to receive Non-Qualified Stock Options.

c.             Consultants who are not Employees or Directors of the Company are eligible to receive Non-Qualified Stock Options.

5.             Shares Available.  Subject to Section 5. a. and 5. b. of the Plan, the maximum number of shares of Common Stock available for Award grants shall be 200,000 (which comprises 50,000 shares of Common Stock for Non-Qualified Stock Options and SARs and 150,000 shares of Common Stock for Incentive Stock Options).  Shares of Common Stock subject to an unexercised and expired or terminated Award shall be available for an Award subsequently granted in accordance with the Plan.

a.             Changes in Stock. Subject to Section 5. b. hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the number of Stock Options or SARs that can be granted to any one individual grantee, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options and SARs under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and SARs) as to which such

Stock Options and SARs remain exercisable.  The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Committee shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

b.             Change in Control.  Unless otherwise provided in the Award, in the event of a Change in Control:

i.              the Board or the Committee may accelerate vesting and the time at which all Options then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, or the Board or Committee may accelerate vesting and the time at which Options may be exercised so that those types of Awards may be exercised in full for their then remaining term.

Notwithstanding the above provisions of this Section 5. b., the Board or the Committee shall not be required to take any action described in the preceding provisions of this Section 5. b., and any decision made by the Board or the Committee, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 5. b. shall be final, binding and conclusive with respect to the Company and all other interested persons.

ii.             Right of Cash-Out. If approved by the Board prior to or within thirty (30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the “cash value” (defined below) of the Awards.  Such right shall be exercised by written notice to all Participants.  For purposes of this Section 5. b. ii., the cash value of an Award shall equal the sum of (i) the cash value of all benefits to which the Participant would be entitled upon settlement or exercise of any Award which is not an Option and (ii) in the case of any Award that is an Option, the excess of the “market value” (defined below) per share over the option price, multiplied by the number of shares subject to such Award.  For purposes of the preceding sentence, “market value” per share shall mean the higher of (x) the average of the Fair Market Value per share of Common Stock on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (y) the highest price, if any, offered in connection with the Change in Control.  The amount payable to each Participant by the Company pursuant to this Section 5. b. ii. shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

c.             Substitute Awards.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board or the Committee may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an Affiliate thereof.  Substitute Awards may be granted on such terms as the Board or the Committee deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan.  Substitute Awards shall not count against the overall share limit set forth in Section 5, except as may be required by reason of Section 422 and related provisions of the Code.

6.             Term.   The Plan will become effective upon approval of the Plan by the Company’s stockholders on February 21, 2008 and shall continue in effect until February 21, 2018.

7.             Non-Qualified Stock Options.

a.             Non-Qualified Stock Options may be granted to Employees, Non-Employee Directors and key persons (including Consultants and prospective employees).

b.             Exercise Price.  The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value per share on the date of grant of such Non-Qualified Option.

c.             Terms and Conditions of Non-Qualified Options.  Non-Qualified Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the Plan as the Committee shall deem desirable:

i.              Option Term and Conditions and Limitations on Exercise.  The term of each Non-Qualified Stock Option shall be fixed by the Committee.  However, no Non-Qualified Option shall be exercisable more than ten years after the Stock Option is granted.

(1)           Non-Qualified Stock Options granted to Non-Employee Directors or Employees subject to the reporting requirements of Section 16 of the Exchange Act shall be exercisable beginning six months after date of grant.

(2)           Non-Qualified Stock Options granted to Consultants and other key persons shall be exercisable beginning 12 months after the date of grant.

ii.             Manner of Exercise.  In order to exercise a Non-Qualified Option, the person or persons entitled to exercise such Non-Qualified Option shall deliver to the Company payment in full for (i) the shares being purchased and (ii) unless other arrangements have been made with the Committee, any required withholding taxes.  The payment of the exercise price for each Non-Qualified Option shall either be (x) in cash or by certified check payable and acceptable to the Company, (y) with the consent of the Committee, which consent may be granted or withheld in the Committee’s sole discretion, and upon compliance with such instructions as the Committee may specify, at the person’s written request the Company may deliver certificates for the shares of Common Stock for which the Non-Qualified Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person’s behalf from the proceeds of such sale the full amount of the exercise price, plus all required withholding taxes or (z) by any other means set forth in the Grantee’s Award Agreement that is consistent with applicable laws, regulations or rules.

iii.            Proceeds.  The proceeds received from the sale of shares of Common Stock pursuant to exercise of Non-Qualified Options exercised under the Plan will be used for general corporate purposes.

iv.            Non-Qualified Options not Transferable. Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order, and during the lifetime of the Participant to whom any such Non-Qualified Option is granted, it shall be exercisable only by the Participant (or his guardian).  Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Non-Qualified Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the Non-Qualified Option with respect to the shares involved in such attempt.

With respect to a specific Non-Qualified Option, in accordance with rules and procedures established by the Committee from time to time, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Non-Qualified Option to one or more immediate family members or related family trusts or partnerships or similar entities as determined by the Committee.  Any Non-Qualified Option that is transferred in accordance with the provisions of this Section 7. c. iv. may only be exercised by the person or persons who acquire a proprietary interest in the Non-Qualified Options pursuant to the transfer.

v.             Adjustment of Non-Qualified Options.  In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, Change of Control, or the like, the Board or the Committee shall make appropriate and equitable adjustments to all Non-Qualified Options then outstanding as provided in Sections 5. a. and 5. b.

d.             Option Repricing.   Only with concurrent shareholder approval, the Committee, in its absolute discretion, may grant to holders of outstanding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

8.             Incentive Stock Options.  The terms specified in this Section 8 shall be applicable to all Incentive Stock Options.  Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this Section 8.

a.             Incentive Stock Options may be issued only to Employees as set forth in Section 4. a.  Incentive Stock Options must be issued under the Plan within ten years from the Effective Date of the Plan.

b.             Term.  Subject to Section 8. e., the term of each Incentive Stock Option shall be fixed by the Committee.  However, no Incentive Stock Option shall be exercisable more than ten years after the Stock Option is granted.

c.             Exercise Price.  Subject to Section 8. c., the exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

i.                                          Manner of Exercise.  Incentive Stock Options may be exercised by the grantee by payment of the aggregate exercise price to the Company, plus applicable tax withholding, in cash, or through the cashless exercise procedure, in the same manner as provided for Non-Qualified Stock Options in Section 7. c. ii.

d.                                      Limitations on Exercise.  No Incentive Stock Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

e.                                       Ten Percent Owner.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.  In addition, the Option term shall not exceed five (5) years measured from the date of grant.  For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee’s ownership.

f.                                         Incentive Stock Options Not Transferable.  No Incentive Stock Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as permitted in regulations or other guidance issued under Section 422 of the Code, shall be exercisable during the Optionee’s lifetime by any person other than the Optionee (or his or her guardian).

g.                                      Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

h.                                      Compliance with Code Section 422.  All Options that are intended to be Incentive Stock Options described in Code Section 422 shall be designated as such in the Award Agreement and in all respects shall be issued in compliance with Code Section 422.

9.                                       Stock Appreciation Rights.

a.                                       Exercise Price of SARs. The exercise price of an SAR shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

b.                                      Grant and Exercise of SARs.  SARs may be granted by the Committee independently of any Stock Option granted pursuant to Sections 7 and 8 of the Plan.

c.                                       Terms and Conditions of SARs.  SARs shall be subject to such terms and conditions as shall be determined from time to time by the Committee.

d.                                      Duration of SARs.  Each SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable SAR agreement.

e.                                       Exercise of SARs.  SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Committee, together with any other documents required by the Committee.

10.                                 Deferral of Awards.  Except as provided in Section 10. a., at the discretion of the Committee, payment of an Award or any portion thereof may be deferred until a time established by the Committee.  Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations.  Deferrals shall be initiated by the delivery of a written, irrevocable election by the Participant to the Committee or its nominee.  Such election shall be made prior to the date specified by the Committee.

a.                                       Section 409A Compliance.  To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.  The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Committee concerning such an Award.

11.                                 Exercise of Stock Options upon Termination of Employment or Services.  Options granted to Participants other than Consultants shall be exercisable upon the Participant’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries within the following periods only.  The definition of termination of employment (or cessation of service relationship) applicable to Consultants shall be defined and determined by the Committee in its sole discretion.  Subject to Section 16. a.  and subject to Section 10. a., stock options granted to Participants other than Consultants may permit the exercise of options upon the Participant’s termination of employment (or cessation of service relationship) within the following periods, or such shorter periods as determined by the Committee at the time of grant, or with respect to an Employee, as specified in the Employee’s employment agreement, if applicable:

a.                                       If on account of death, within twelve (12) months of such event by the person or persons to whom the Participant’s rights pass by will or the laws of descent or distribution.

b.                                      If on account of retirement (as defined from time to time by Company policy or in the Participant’s employment agreement, if applicable), stock options may be exercised within three (3) months of such termination.

c.                                       If on account of resignation, options may be exercised within one (1) month of such termination.

d.                                      If for Cause (as defined in the Employee’s employment agreement, or if none, as defined in Section 2), no unexercised option shall be exercisable to any extent after termination.

e.                                       If on account of Disability or leave of absence for the purpose of serving the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve subsequent to the time of grant, a Participant shall not be deemed during the period of any such absence alone to have terminated his service, except as the Committee may otherwise expressly provide.

f.                                         If for any reason other than death, retirement, resignation, Cause, or Disability, options may be exercised within three (3) months of such termination.

12.                                 Transferability of Awards.

a.                                       Transferability.  Transfers of Non-Qualified Stock Options and Incentive Stock Options are restricted as provided in Sections 7. c. iv. and 8. f., respectively.  With respect to other Awards, except as provided in Section 12. b. below, during a

Grantee’s lifetime, his or her Awards shall be exercisable only by the Grantee, or by the Grantee’s legal representative or guardian in the event of the Grantee’s incapacity.  With respect to all Awards, no Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Grantee other than by will or by the laws of descent and distribution.  In addition, no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

b.                                      Committee Action.  Notwithstanding Section 12. a., the Committee, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the Grantee (who is an Employee or Non-Employee Director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

c.                                       Designation of Beneficiary.  Each Grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Grantee’s death.  Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee.  If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee’s estate.

13.                                 Tax Withholding.

a.                                       Payment by Grantee.  Each Grantee shall, no later than the date as of which the value of an Award or other amounts received thereunder first becomes includable in the gross income of the Grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any Grantee is subject to and conditioned on tax withholding obligations being satisfied by the Grantee.

b.                                      Payment in Stock.  Subject to approval by the Committee, a Grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market

Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

14.                                 Amendments to the Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); and (ii) if, and for so long as, the Company’s securities are traded on Nasdaq, no amendment that would require stockholder approval under the rules of Nasdaq may be made effective unless and until such amendment shall have been approved by the Company’s stockholders.  In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such shareholder approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 14 shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.  No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

15.                                 General Provisions.

a.                                       Shares of Stock shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

b.                                      The Committee may require each person acquiring shares of Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Stock without a view to distribution thereof.  The certificates for such Stock may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

c.                                       All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

d.                                      No provision in the Plan or any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or Parent or Subsidiary or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payment to any individual at any time, or to terminate any employment or other relationship between any individual and the Company.  In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or positions of the Participant, so long as such Participant continues to be a Director, officer, Employee, consultant, or other eligible key person of the Company or Parent or Subsidiary.  The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein.  The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amount in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

e.                                       The adoption of the Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Award.  There is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards, and the terms and conditions of Awards need not be the same with respect to each recipient.

f.                                         No Participant shall have any rights as a shareholder of the Corporation until he or she acquires an unconditional right under an Award to have shares of Stock issued to him or her.

g.                                      Option exercises and sales of Stock underlying options, and other Awards under the Plan, shall be subject to the Company’s insider trading policies and procedures as in effect from time to time.

h.                                      In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

i.                                          If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

j.                                          Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

16.                                 Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt).  Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

a.                                       With respect to Participants who are subject to Section 16 of the Exchange Act, at least six (6) months must elapse from the date of acquisition of any stock option, SAR or other derivative security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying equity security.

17.                                 Indemnification.  Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

18.                                 Governing Law.  The Plan and all determinations made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to the conflict of laws principles thereof.